Fourth Quarter 2022 Earnings Supplement

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve,” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; environmental, social and governance practices and disclosures, including climate change, hiring practices, the diversity of the work force, and racial and social justice issues; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. . Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2021, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 Fourth Quarter Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $1.03 Net Income $40.3 million ROA 1.78% ROE 13.68% ROTE* 20.36% PPNR* 2.36% HIGHLIGHTS • Record net income and EPS for the second consecutive quarter • EPS and net income increased 8% compared to 3Q22 • Solid return metrics • NII increased 6% and NIM expanded 29 basis points to 4.33% due to higher interest rates • Dividend approved of $0.32, an increase of $0.03, or 10.3%, compared to the same period in the prior year

4 Full Year Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $3.46 Net Income $135.5 million ROA 1.48% ROE 11.47% ROTE* 17.02% PPNR* 1.93% HIGHLIGHTS • Record EPS and net income • EPS and net income increased more than 23% compared to 2021 • Solid return metrics • NII increased 14% and NIM expanded 54 basis points to 3.76% due to higher interest rates • Dividends declared increased $0.07, or 6.2%, to $1.20 per share compared $1.13 in 2021

4Q22 VS 3Q22: Balance Sheet • Loans increased $87 million, or 4.9% annualized • Consumer growth of $80 million, or 17.6% • Deposits declined $191 million due to the rate environment Dollars in millions 5 Cash & Int Bear Bal Securities Loans Deposits ($300) ($200) ($100) $0 $100 4Q22 3Q22 Var $210 $135 $75 $1,003 $997 $6 $7,184 $7,097 $87 $7,220 $7,411 ($191)

Asset Quality ACL 4Q22 VS 3Q22: Dollars in millions 6 ASSET QUALITY TRENDS • Modest ACL build • NPAs decreased 23%, or $6.7 million • NPA/total loans plus OREO of 0.31% compared to 0.41% 3Q22 and 1.13% 4Q21 • Minimal net charge-off activity in 2022

• Net interest income increased $5.3 million, or 6%, due to higher rates • NIM expanded 29 bps to 4.33% Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 7 Loan Rate Sensitivity Mix 50% 22% 28% Floating Adjustable Fixed

4Q22 4Q22 vs 3Q22 4Q22 vs 4Q21 Debit and Credit Card $4.4 ($0.4) ($0.1) Service Charges 4.3 0.0 0.3 Wealth 3.0 (0.2) (0.3) Mortgage 0.3 (0.1) (1.2) Security Gain 0.0 (0.2) 0.0 Other 3.6 1.7 0.8 Noninterest Income $15.6 $0.8 ($0.5) Noninterest Income 8Dollars in millions Increased due to $2.0 million OREO gain

4Q22 4Q22 vs 3Q22 4Q22 vs 4Q21 Salaries & Benefits $28.0 $1.3 $0.9 Data Processing 4.2 0.0 (0.5) Occupancy 3.8 0.4 0.2 FF&E 3.0 0.1 0.1 Professional Services 2.1 0.2 0.4 Other Taxes 1.8 0.2 0.3 Marketing 1.4 0.0 0.1 FDIC 0.4 (0.2) (0.7) Other 6.6 (0.3) 0.3 Noninterest Expense $51.3 $1.7 $1.1 Increased due to higher incentive and pension settlement costs Positive operating leverage drove a 49% efficiency ratio Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 9

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 10 TCE / TA* • Capital levels remain strong • TCE / TA increased 18 basis points • Extension of share repurchase plan

4Q22 Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $159,765 Plus: amortization of intangibles (annualized), net of tax 1,144 Net income before amortization of intangibles (annualized) $160,909 Average total shareholders' equity $1,168,023 Less: average goodwill and other intangible assets, net of deferred tax liability (377,857) Average tangible equity (non-GAAP) $790,166 Return on average tangible shareholders' equity (non-GAAP) 20.36 % PPNR/Average Assets (non-GAAP) Income before taxes $50,250 Plus: Provision for credit losses 3,176 Total $53,426 Total (annualized) (non-GAAP) $211,961 Average assets $8,984,616 PPNR/Average Assets (non-GAAP) 2.36 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 11

4Q22 3Q22 2Q22 1Q22 4Q21 Tangible Common Equity/Tangible Assets (non-GAAP) Total shareholders' equity $1,184,659 $1,153,181 $1,178,358 $1,184,950 $1,206,454 Less: goodwill and other intangible assets, net of deferred tax liability (377,673) (377,961) (378,259) (378,557) (378,871) Tangible common equity (non-GAAP) $806,986 $775,220 $800,099 $806,393 $827,583 Total assets $9,110,567 $8,935,969 $9,103,814 $9,432,281 $9,488,529 Less: goodwill and other intangible assets, net of deferred tax liability (377,673) (377,961) (378,259) (378,557) (378,871) Tangible assets (non-GAAP) $8,732,894 $8,558,008 $8,725,555 $9,053,724 $9,109,658 Tangible common equity to tangible assets (non-GAAP) 9.24% 9.06% 9.17% 8.91% 9.08% Efficiency Ratio (non-GAAP) Noninterest expense $51,275 $49,633 $48,424 $47,414 $50,189 Net interest income per consolidated statements of net income 89,058 83,798 75,194 67,733 68,438 Plus: taxable equivalent adjustment 532 521 506 493 510 Net interest income (FTE) (non-GAAP) $89,590 $84,319 $75,700 $68,226 $68,948 Noninterest income 15,643 14,760 12,630 15,226 16,104 Less: net gains on sale of securities — (198) — — — Net interest income (FTE) (non-GAAP) plus noninterest income $105,233 $98,881 $88,330 $83,452 $85,052 Efficiency ratio (non-GAAP) 48.73% 50.19% 54.82% 56.82% 59.01 % Net Interest Margin Rate (FTE) (non-GAAP) Interest income and dividend income $103,208 $89,835 $77,599 $70,109 $71,135 Less: interest expense (14,150) (6,037) (2,405) (2,376) (2,697) Net interest income per consolidated statements of net income $89,058 $83,798 $75,194 $67,733 $68,438 Plus: taxable equivalent adjustment 532 521 506 493 510 Net interest income (FTE) (non-GAAP) $89,590 $84,319 $75,700 $68,226 $68,948 Net interest income (FTE) (annualized) $355,438 $334,526 $303,633 $276,694 $273,537 Average interest-earning assets $8,220,689 $8,287,889 $8,535,384 $8,747,398 $8,768,329 Net interest margin (FTE) (non-GAAP) 4.33% 4.04% 3.56% 3.16% 3.12 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 12

Fourth Quarter 2022 Earnings Supplement